PUTNAM INTERNATIONAL GROWTH FUND
               Prospectus Supplement dated November 4, 1996
                   to Prospectus dated October 30, 1996

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                  Business experience
                       Year       (at least 5 years)
                       -------    -------------------------
Omid Kamshad           1996       Employed as an investment
Senior Vice President                       professional by Putnam
                                       Management since 1996.  Prior
                                       to January, 1996, Mr. Kamshad
                                       was Director of Investments at
                                       Lombard Odier International.
                                       Prior to April, 1995, Mr.
                                       Kamshad was Director at Baring
                                       Asset Management Company.
                                       Prior to December, 1991, Mr.
                                       Kamshad was Senior Portfolio
                                       Manager at Enskilda Asset
                                       Management.

Justin Scott           1991       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1988.



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